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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 29, 2005

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                              NEOMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   000-22009               77-0344424
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        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

       3250 Jay Street, Santa Clara, California                  95054
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On March 4, 2005, NeoMagic Corporation (the "Company") filed an 8-K stating that on February 28, 2005, The Nasdaq Stock Market notified the Company that its common stock failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive business days as required by the Nasdaq's Marketplace Rule 4450(a)(5) (the "Rule").

     On August 29, 2005, the Company received notice from Nasdaq that (i) the closing bid price of the Company's common stock has been at $1.00 per share or greater for at least 10 consecutive business days, (ii) the Company has now regained compliance with the Rule and (iii) the matter is now closed.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NeoMagic Corporation
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                                                  (Registrant)

Date:  August 30, 2005                            /s/ Scott Sullinger
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                                                  Scott Sullinger
                                                  Chief Financial Officer